The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                IDEX Mutual Funds
                      IDEX Great Companies - Global(2) and
                           IDEX Gabelli Global Growth

                Supplement Dated September 1, 2000 to Prospectus

                             Dated September 1, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED September 1, 2000. THIS
   SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST
          ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-888-233-4339.

InterSecurities, Inc. ("ISI"), the distributor for IDEX Great Companies - Global(2) and IDEX Gabelli Global Growth (each a "Fund," collectively, the "Funds"), will solicit orders to purchase shares of each Fund during an initial offering period from September 1, 2000 to September 14, 2000 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for September 15, 2000). An order in proper form to purchase shares of each Fund that is accompanied by payment and is received by the Fund's transfer agent prior to September 14, 2000, will be deemed to be an order to purchase shares of the CEF Money Market Portfolio, and a further order to exchange shares of the CEF Money Market Portfolio for shares of the Funds as of September 15, 2000. The exchange will be processed and priced at an initial NAV of $10.00 per share (plus any applicable sales charge) into the Funds on September 15, 2000.

Existing IDEX fund shareholders may exchange all or a portion of shares of any IDEX fund they currently hold into the same class of the Funds. Exchange orders will be effected at the net asset value on September 15, 2000 of the IDEX fund(s) currently held and being exchanged into the Funds. Shareholders bear the risk that the value of the IDEX fund shares currently held and being exchanged into the Funds will go down between the time an exchange order is given and when it is accepted by the Funds on September 15, 2000. Shareholders may revoke their exchange order and avoid realizing such a loss at any time before September 15, 2000. Any exchange into the Funds represents the sale of shares from one fund and the purchase of shares of the Funds, which may produce a taxable gain or loss in a non-tax deferred account. Shares of the Funds will not be available to the public prior to the Funds' commencement of operations except through these subscription offers.